Balance Sheets - USD ($)	Jan. 31, 2020	Jan. 31, 2019
ASSETS
Cash and cash equivalents	$ 10,177,655	$ 881,810
U.S. Government securities, at amortized cost (which approximates fair value)	13,332,474	32,122,312
Accrued income receivable	69,588	2,339,060
Net contract asset		56,357
Prepaid expenses	67,654	54,472
Current assets	23,647,371	35,454,011
Assignments of leased property
Amended assignment of Peters Lease	1	1
Assignment of Cloquet Leases	1	1
Certificate of beneficial interest for 13,120,010 units of Land Trust	1	1
Total fixed property	3	3
Total assets	23,647,374	35,454,014
LIABILITIES, UNALLOCATED RESERVE AND TRUST CORPUS
Distribution payable	9,184,007	18,236,814
Accrued expenses	120,630	411,508
Net contract liability	2,511,720
Total liabilities	11,816,357	18,648,322
Unallocated reserve	11,831,014	16,805,689
Trust corpus	3	3
Total liabilities, unallocated reserve and trust corpus	$ 23,647,374	$ 35,454,014